                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant  [X]

Filed by a party other than the registrant  [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          WORTHINGTON INDUSTRIES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                          WORTHINGTON INDUSTRIES, INC.
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of filing fee (Check the appropriate box):
[X]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:
       Not Applicable

(2) Aggregate number of securities to which transaction applies:
       Not Applicable

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
       Not Applicable

(4) Proposed maximum aggregate value of transaction:
       Not Applicable

(5) Total fee paid:
       Not Applicable

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
       Not Applicable

(2) Form, Schedule or Registration Statement No.:
       Not Applicable

(3) Filing Party:
       Not Applicable

(4) Date Filed:
       Not Applicable

                          WORTHINGTON INDUSTRIES, INC.
                              1205 DEARBORN DRIVE
                              COLUMBUS, OHIO 43085

                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of
  WORTHINGTON INDUSTRIES, INC.:

     Notice is hereby given that the 1997 Annual Meeting of Shareholders of Worthington Industries, Inc. (the "Company") will be held at the Worthington Industries Training Center, 905 Dearborn Drive, Columbus, Ohio on September 18, 1997 at 2:00 P.M., local time. The meeting is being held for the following purposes:

          1. To elect five directors, each for a term of three years.

          2. To approve an Amendment to the Worthington Industries, Inc. 1990 Stock Option Plan to insert limitations called for under Section 162(m) of the Internal Revenue Code.

          3. To approve the Worthington Industries, Inc. Long-Term Incentive
             Plan.

          4. To ratify the selection of the firm of Ernst & Young LLP as auditors of the Company for the fiscal year ending May 31, 1998.

          5. To transact such other business as may properly come before the meeting or any adjournment thereof.

          PLEASE COMPLETE, SIGN AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING. IT WILL, HOWEVER, HELP ASSURE A QUORUM AND AVOID ADDED PROXY SOLICITATION COSTS.

                                           Very truly yours,

                                           CHARLES D. MINOR, Secretary
August 12, 1997

                          WORTHINGTON INDUSTRIES, INC.
                              1205 DEARBORN DRIVE
                              COLUMBUS, OHIO 43085
                                 (614) 438-3210

                         ------------------------------

                                PROXY STATEMENT
                         ------------------------------

     The enclosed Proxy is being solicited by the Board of Directors of Worthington Industries, Inc. for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on September 18, 1997, or any adjournment(s) thereof, and is being mailed to shareholders on or about August 12, 1997. Without affecting any vote previously taken, the Proxy may be revoked by a shareholder at any time before it is voted by delivering to the Company a later-dated Proxy or by giving notice of revocation to the Company in writing or in open meeting. All Proxies received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted (1) FOR the election as directors of the nominees listed below under "ELECTION OF DIRECTORS"; (2) FOR approval of the Amendment to the 1990 Stock Option Plan; (3) FOR approval of the Long-Term Incentive Plan; and (4) FOR the ratification of the selection of auditors.

     The cost of soliciting the Proxy will be borne by the Company. The Company has retained Morrow & Company, Inc. to aid in the solicitation of proxies at a fee of approximately $8,000 plus out-of-pocket expenses. Solicitation of Proxies may also be made by mail, personal interview, telephone, facsimile or telegraph by the Directors or regularly engaged officers and employees of the Company who will not receive additional compensation for such activities.

     As used herein, the term "Company" means Worthington Industries, Inc. or, where appropriate, Worthington Industries, Inc. and its subsidiaries. The term "Common Shares" means shares of the Company's Common Stock, $.01 par value.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

VOTING RIGHTS

     The total number of outstanding Common Shares entitled to vote at the Annual Meeting is 96,749,759 Common Shares. Only shareholders of record at the close of business on August 8, 1997 are entitled to notice of and to vote at the Annual Meeting or any adjournment(s) thereof. Each shareholder is entitled to one vote for each Common Share held. There are no cumulative voting rights in the election of directors.

     Common Shares represented by signed Proxies that are returned to the Company will be counted toward the quorum in all matters even though they are marked as "Abstain," "Against" or "Withhold Authority" on one or more or all matters, or they are not marked at all. Broker/dealers, who hold their customers' shares in street name, may, under the applicable rules of the exchange and other self-regulatory organizations of which the broker/dealers are members, sign and submit Proxies for such Common Shares and may vote such Common Shares on some matters, but broker/dealers may not vote such Common Shares on other matters without specific instructions from the customer who owns such Common Shares. Proxies signed and submitted by broker/dealers which have not been voted on certain matters as described in the previous sentence are referred to as broker nonvotes. Such Proxies count toward the establishment of a quorum. Abstentions, broker nonvotes and other shares not voted on a matter will not be counted as shares voted on that matter and the number of shares on which a plurality or a majority is required will be reduced by the number of shares not voted.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth the only person known by the Company to be the beneficial owner of more than five percent of the outstanding Common Shares on August 8, 1997:

                                               COMMON SHARES    % OF COMMON
             NAME AND ADDRESS OF               BENEFICIALLY       SHARES
              BENEFICIAL OWNER                     OWNED        OUTSTANDING
             -------------------               -------------   -------------
John H. McConnell............................  16,288,432(1)       16.8%
1205 Dearborn Drive
Columbus, Ohio 43085

---------------

(1) Includes 13,402,982 shares which are held of record by JDEL, Inc. ("JDEL"), a Delaware corporation, which is a wholly-owned subsidiary of JMAC, Inc. ("JMAC"), a private investment company. Mr. McConnell is the President of JDEL, and the directors of JDEL have given Mr. McConnell sole voting and investment power with respect to the Common Shares of the Company held by JDEL. JMAC is owned, directly or indirectly, by John P. McConnell and a partnership involving John H. McConnell, John P. McConnell and a trust for the benefit of their families. Also included are 56,487 shares subject to currently-exercisable options and 506,250 shares held by John H. McConnell's wife, as to which shares beneficial ownership is disclaimed. The table does not include 2,428,312 shares (2.5% of shares outstanding) held by an independent trustee, in trust for the benefit of Mr. McConnell's wife and two adult children, over which shares the Trustee has investment and voting power, subject to the approval of Mrs. McConnell. Beneficial ownership of these 2,428,312 shares is disclaimed.

                             ELECTION OF DIRECTORS

     The Board of Directors has designated the nominees listed below for election as directors of the Company for terms expiring in 2000. The enclosed Proxy will be voted as specified thereon, or if no instructions are given, FOR the following nominees; however, the persons designated as proxies reserve full discretion to cast votes for other persons in the event the nominee who would otherwise receive the votes is unable to serve. The Board of Directors has no reason to believe that any of the nominees will be unable to serve.

     Under Delaware law and the Company's Bylaws, the five nominees receiving the greatest number of votes will be elected as directors. Common Shares as to which the authority to vote is withheld will be counted for quorum purposes but will not be counted toward the election of directors, or toward the election of the individual nominees specified on the form of Proxy.

     The following table sets forth the nominees for election to the Board of Directors, the directors of the Company whose terms in office will continue, and certain information, as of August 8, 1997, with respect to each nominee, continuing director, executive officer named in the Summary Compensation Table who is not a nominee or continuing director, and all directors and executive officers as a group.

                             DIRECTOR
                           CONTINUOUSLY                     PRINCIPAL                     COMMON SHARES
       NAME AND AGE           SINCE                        OCCUPATION                 BENEFICIALLY OWNED (1)
       ------------        -------------                   ----------                 ----------------------
                                     NOMINEES FOR TERMS EXPIRING IN 2000
Charles R. Carson, 68          1986         Retired Senior Vice President, General
                                            Electric Company                                      3,375
William S. Dietrich, 59        1996         President, Dietrich Industries, Inc., a
                                            subsidiary of the Company                            16,000
John E. Fisher, 67             1993         Retired General Chairman, Nationwide
                                            Insurance Companies                                   3,000
John F. Havens, 70             1988         Private Investor, Retired Chairman of
                                            Banc One Corporation                                  2,250
Charles D. Minor, 70           1962         Counsel, Vorys, Sater, Seymour and Pease,
                                            Attorneys at Law (2)                                152,875(3)

                               CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 1998
Katherine S. LeVeque, 70       1992         Chief Executive Officer, LeVeque
                                            Enterprises, a commercial real estate
                                            firm                                                  1,750
John P. McConnell, 43          1990         Chairman and Chief Executive Officer              1,014,746(4)
Robert B. McCurry, 74          1972         Senior Advisor to President, Toyota Motor
                                            Sales, USA, Inc.                                     50,455(5)
Gerald B. Mitchell, 69         1986         Retired Chairman and Chief Executive
                                            Officer, Dana Corporation                             2,584

                               CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 1999
Pete A. Klisares, 61           1991         Assistant to the Chairman                            22,250
Donal H. Malenick, 58          1972         President and Chief Operating Officer               885,610
John H. McConnell, 74          1955         Chairman Emeritus and Founder                    16,288,432(6)
James Petropoulos, 68          1976         Owner, James Petropoulos & Company, a
                                            commercial real estate firm                         251,543

                                        NAMED EXECUTIVE, NON-DIRECTOR
Edward A. Ferkany, 60           N/A         Group Vice President--Processed Steel                75,352
All directors and executive officers as a group (19 people)..........................         18,897,810(7)

---------------

(1) All amounts are as of August 8, 1997. Unless otherwise indicated, each named person has sole voting and investment power over the listed Common Shares, or shares such power with his spouse. Common Shares subject to currently-exercisable options are included in the shareholding of the executive officers, see "Executive Compensation - Option Exercises and Holdings." John H. McConnell (16.8%) and John P. McConnell (1.0%) are the only directors, nominees or executive officers with beneficial ownership of more than 1% of the Company's outstanding Common Shares.

(2) Vorys, Sater, Seymour and Pease rendered legal services to the Company during its last fiscal year and is rendering legal services to the Company in the current fiscal year.

(3) Includes 48,500 shares held by Mr. Minor's wife. Beneficial ownership of these shares is disclaimed.

(4) Included are 29,879 shares held by John P. McConnell as custodian for his minor children. Also included are 102,428 shares held in an educational trust, for the benefit of third parties, of which John P. McConnell is a co-trustee and thus shares voting and investment power. Beneficial ownership of these shares is disclaimed.

(5) These 50,455 shares are held by Mr. McCurry and his wife as trustees of a family trust.

(6) See "Security Ownership of Certain Beneficial Owners."

(7) See Notes 1-6 above. These 18,897,810 shares represent 19.6% of the Company's outstanding Common Shares.

     The principal occupation of each of the nominees and directors during the past five years has been as indicated in the table above under "Principal Occupation," except as follows:

     John P. McConnell's principal occupation for more than five years prior to July 1990 had been in various capacities with the Company. In July 1990, he resigned his employment with the Company to become President of JMAC (see footnote (1) under "Security Ownership Of Certain Beneficial Owners"). John P. McConnell was elected Vice Chairman of the Company in June 1992, Chief Executive Officer on June 1, 1993, and Chairman of the Board in September 1996. John P. McConnell is John H. McConnell's son.

     John H. McConnell's principal occupation had been Chief Executive Officer of the Company from its founding in 1955 until May 31, 1993 at which time he retired as CEO. He remained Chairman of the Board until September 1996 when he resigned that position and assumed the role of Chairman Emeritus and Founder.

     Mr. Klisares was Manufacturing Vice President and General Manager for AT&T for more than five years prior to May 1991 and Executive Director of JMAC from May 1991 through December 1991. He was Assistant to the Chairman of the Company from December 1991 until August 1993 and Executive Vice President until August 1997 when he was again named Assistant to the Chairman.

     Mr. Carson had been Senior Vice President of General Electric Company for more than five years prior to his retirement in 1987. Mr. Fisher had been General Chairman of Nationwide Insurance Companies for more than five years prior to his retirement in 1994. Mr. Havens had been Chairman of Banc One Corporation for more than five years prior to his retirement in 1986. Mr. Mitchell had been Chairman and Chief Executive Officer of Dana Corporation for more than five years prior to his retirement in 1990.

     The following directors and nominees are also directors of the companies listed opposite their names:

          Mr. Carson....................  United Meridian Corporation
          Mr. Klisares..................  Huntington National Bank and Dominion Inc.
          Mr. Havens....................  The W. W. Williams Company; Cardinal Distribution,
                                          Inc.; and BancOne Corporation (emeritus)
          Mr. J. H. McConnell...........  Karrington Health, Inc.
          Mr. J. P. McConnell...........  Alltel Corporation
          Mr. Mitchell..................  George Weston, Ltd. (Canada); West Point Stevens,
                                          Inc.; and Eastman Chemical Co.

     Five meetings of the directors of the Company were held during the fiscal year ended May 31, 1997. Each director attended at least 75% of the aggregate of
(i) the total number of meetings of the directors, and (ii) the total number of meetings held by all committees of the directors on which he or she served.

COMPENSATION OF DIRECTORS

     Non-management directors are paid $6,000 per quarter plus $1,500 for each attendance at board meetings and $1,000 ($1,500 for committee chairmen) for each attendance at meetings of committees of the directors.

     The Company has adopted Deferred Compensation Plans pursuant to which certain executive officers and directors have elected to defer a portion of their bonuses or directors' fees. Under the Plans, participants may generally elect to defer payment of these amounts until a specified date or until they are no longer associated with the Company. Amounts deferred under these

Plans accrue interest at a rate equal to the percentage increase in the Company's book value per share.

COMMITTEES OF DIRECTORS

     The directors of the Company have an Audit Committee, the members of which are Mr. Carson, Ms. LeVeque, Mr. Minor and Mr. Petropoulos. The Committee met two times during fiscal 1997. Its functions are to review the adequacy of the Company's system of internal controls, to investigate the scope and adequacy of the work of the Company's auditors, and to recommend to the directors a firm of accountants to serve as the Company's auditors.

     The directors of the Company have a Compensation and Stock Option Committee, the members of which are Mr. Fisher, Mr. Havens, Mr. McCurry and Mr. Mitchell . The Committee met four times during fiscal 1997. Its functions are to set and review all base and bonus compensation for officers of the Company and to administer the Company's Stock Option and Long-Term Incentive Plans.

     The directors of the Company have a Nominating Committee, the members of which are Mr. John P. McConnell, Mr. Havens and Mr. Fisher. The Committee met one time during fiscal 1997. Its function is to recommend to the directors persons to be nominated for election as directors. The Committee will consider nominees recommended by shareholders, provided that such nominations are submitted in writing not later than May 31 preceding the meeting to John P. McConnell, 1205 Dearborn Drive, Columbus, Ohio 43085. Each such submission must include a statement of the qualifications of the nominee, a consent signed by the nominee evidencing a willingness to serve as a director if elected, and a commitment by the nominee to meet personally with the Committee.

     In accordance with the Company's Bylaws, any shareholder wishing to make a nomination of a director otherwise than through the Nominating Committee must give notice to the Secretary of the Company not less than 14 nor more than 50 days prior to the meeting at which directors will be elected, unless shareholders are given less than 21 days notice of the meeting, in which case shareholder nominations would be permissible up to 7 days after the notice of the meeting has been mailed. The notice of nomination must include the nominee's name, address and principal occupation, the number of shares held beneficially by such nominee and the nominating shareholder, a written consent of the proposed nominee to serve if elected, and any other information concerning the nominee required to be disclosed under the laws and regulations governing proxy solicitations.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     To the Company's knowledge, during the fiscal year ended May 31, 1997, all filing requirements applicable to officers, directors and beneficial owners of more than 10% of the outstanding Common Shares under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), were complied with, except that (i) John H. McConnell, Chairman Emeritus, was late in filing one Form 4 with respect to three acquisitions of Common Shares, and (ii) John P. McConnell, Chairman and CEO, was late in filing one Form 4 with respect to one acquisition of Common Shares.

                        PROPOSAL TO APPROVE AMENDMENT TO
            THE WORTHINGTON INDUSTRIES, INC. 1990 STOCK OPTION PLAN

     Stock Options have been an important component of the Company's incentive compensation program for many years. Stock Options are used to provide long-term incentives for executives and other employees to achieve the long-term goal of increasing shareholder value.

     Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)"), which was adopted in 1993 and implemented in phases through 1997, limits to $1,000,000 the annual income tax deduction that may be claimed by a publicly held corporation for compensation paid to its chief executive officer and to each of the four most highly compensated officers other than the chief executive officer. However, "performance based" compensation that is qualified under Section 162(m) is exempt from the $1,000,000 limit and may be deducted even if other compensation exceeds $1,000,000.

     The Worthington Industries 1990 Stock Option Plan (the "1990 Plan") predates the effective date of Section 162(m) and regulations adopted by the Internal Revenue Service to implement that Section. The Compensation and Stock Option Committee and the Board of Directors believe that stock options, as granted under the 1990 Plan, are inherently performance based compensation, in that they depend entirely on the growth in stock price for their value. However, in order to qualify the stock options issued under the 1990 Plan as "performance based" compensation under Section 162(m), the 1990 Plan must contain certain technical provisions and limitations. The 1990 Plan contains these provisions except for a stated limitation on the number of Common Shares with respect to which Awards may be granted in any one calendar year to any one employee. The Board of Directors believes adding this limitation to be appropriate so that stock options granted under the 1990 Plan would be expected to qualify as "performance based" compensation, exempt from the possible loss of tax deductions by the Company under 162(m).

     Accordingly, the Board has amended the 1990 Plan to provide that: "No Participant may be granted awards under the Plan in any one calendar year with respect to more than 100,000 Common Shares."

     Information concerning the 1990 Plan is contained in Exhibit A to this Proxy Statement and such information is incorporated herein by reference.

     The affirmative vote of the shareholders of a majority of the Common Shares present in person or by proxy and voting on this proposal is required to approve the following:

          RESOLVED, that the Worthington Industries, Inc. 1990 Stock Option Plan be amended to add the following language to Section 4(b) of the Plan: "No Participant may be granted awards under the Plan in any one calendar year with respect to more than 100,000 Common Shares."

     For purposes of counting votes on this proposal, abstentions, broker nonvotes and other shares not voted will not be counted as shares voted on the proposal, and the number of shares of which a majority is required will be reduced by the number of shares not voted.

     YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THIS AMENDMENT TO THE WORTHINGTON INDUSTRIES, INC. 1990 STOCK OPTION PLAN.

                            PROPOSAL TO APPROVE THE
           WORTHINGTON INDUSTRIES, INC. 1997 LONG-TERM INCENTIVE PLAN

     As of August 7, 1997, the Board of Directors approved, subject to shareholder approval, the Worthington Industries, Inc. Long-Term Incentive Plan (the "LTIP"). The purpose of the LTIP is to encourage selected employees of the Company to acquire a proprietary and vested interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of shareholders, and to enhance the Company's ability to attract and retain individuals of exceptional talent upon whom, in large measure, the sustained progress, growth, and profitability of the Company depends. The LTIP will become effective on September 18, 1997 (the "Effective Date"), if it is approved by the shareholders. The LTIP will remain in effect until terminated by the Board, provided that no Incentive Stock Option may be granted more than ten years after the Effective Date.

     The Company currently maintains the 1990 Stock Option Plan, which was previously approved by the shareholders. Stock Option awards after the Effective Date of the LTIP could be made under the LTIP or the 1990 Stock Option Plan.

PLAN BENEFITS

     Because the LTIP is discretionary and based on Company financial performance, it is not possible to determine or to estimate the benefit or amounts that will be received in the future, or that would have been received in fiscal 1997 had the Plan been in effect in fiscal 1997 by individual employees or groups of employees under the Plan.

TYPES OF AWARDS

     The LTIP would permit the granting of any or all of the following types of awards: (1) stock options, including incentive stock options ("ISO's") under the Code, (2) stock appreciation rights ("SARs"), in tandem with stock options or free-standing, (3) restricted stock, (4) performance awards conditioned upon meeting performance criteria, and (5) other awards of stock or awards valued in whole or in part by reference to, or otherwise based on, stock or other property ("other stock unit awards"). In connection with any award or any deferred award, payments may also be made representing dividends or their equivalent.

AUTHORITY OF COMPENSATION AND STOCK OPTION COMMITTEE

     The LTIP shall be administered by the Compensation and Stock Option Committee of the Board (the "Committee"), each of the members of which is a "Non-Employee Director" as defined in the Securities Exchange Act of 1934 ("Exchange Act"), and an "outside director" as defined in the Code. The Committee has the authority to select employees to whom awards are granted, to determine the types of awards and the number of shares covered, and to set the terms, conditions, and provisions of such awards and to cancel or suspend awards not inconsistent with the LTIP. The Committee is authorized to interpret the LTIP and to establish, amend, and rescind any rules and regulations relating to the LTIP, to determine the terms and provisions of any agreements entered into under the LTIP, and to make all other determinations which may be necessary or advisable for the administration of the LTIP. All salaried employees of the Company are eligible to be participants. The Company has approximately 2,450 salaried employees.

SHARES SUBJECT TO PLAN

     Subject to adjustment as described below, 4,500,000 Common Shares will be available for awards granted under the LTIP. On August 5, 1997 the closing price of one Common Share (as reported on the Nasdaq Stock Market) was $20.13.

     If any shares subject to any award under the LTIP are forfeited, or such award is settled for cash or exchanged for other awards, or expires or otherwise is terminated without issuance of Common Shares, the shares subject to such award shall again be available for grant pursuant to the LTIP. The number of shares available for awards under the LTIP shall also be increased by the number of shares withheld by or tendered to the Company in connection with the payment of the exercise price of an option or other award under the LTIP or the satisfaction of tax withholding obligations. The Common Shares deliverable under the LTIP may consist in whole or in part of authorized and unissued shares which have been acquired by the Company.

STOCK OPTIONS

     The price per Common Share purchasable under any stock option will be determined by the Committee, but shall not be less than 100% of the fair market value of the Common Shares on the date of the grant of such option. The term of each option shall be fixed by the Committee. Options shall be exercisable at such time or times as determined by the Committee, but no ISO shall be exercisable after the expiration of ten years from the date the option is granted. The fair market value with respect to ISOs first exercisable in any one year as to any participant may not exceed $100,000, or if different, the maximum limitation in Section 422 of the Code. Options shall be exercised by payment in full of the purchase price, either in cash or, at the discretion of the Committee, in whole or in part, in Common Shares of the Company or other consideration having a fair market value on the date the option is exercised equal to the option price. No more than 1,000,000 Common Shares shall be available for Awards of ISO's under the LTIP.

STOCK APPRECIATION RIGHTS

     An SAR may be granted free-standing or in tandem with new options or after the grant of a related option that is not an ISO. Upon exercise of an SAR, the holder thereof is entitled to receive the excess of the fair market value of the shares for which the right is exercised (calculated as of the exercise date or, if the Committee shall so determine in the case of any SAR not related to an ISO, as of any time during a specified period before the exercise date) over the grant price of the SAR. The grant price (which shall not be less than the fair market value of the shares on the date of grant) and other terms of the SAR shall be determined by the Committee. Payment by the Company upon such exercise will be in cash, stock, other property or any combination thereof, as the Committee shall determine. Unless otherwise determined by the Committee, any related option shall no longer be exercisable to the extent the SAR has been exercised and the exercise of an option shall cancel the related SAR to the extent of such exercise.

RESTRICTED STOCK

     Restricted stock may not be disposed of by the recipient until certain restrictions established by the Committee lapse. Unless otherwise determined by the Committee, recipients of restricted stock are not required to provide consideration other than the rendering of services or the payment of any minimum amount required by law. The participant shall have, with respect to restricted stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any cash dividends, unless the Committee shall otherwise determine. Upon termination of employment during the restriction period, all restricted stock shall be forfeited, subject to such exceptions, if any, as are authorized by the Committee.

PERFORMANCE AWARDS

     From time to time, the Committee shall select a period during which performance criteria determined by the Committee are measured for the purpose of determining the extent to which a performance award has been earned. The performance levels to be achieved for each performance period and the amount of the Award to be distributed shall be set by the Committee. Performance awards may be paid in cash, Common Shares, other property, or a combination thereof, as the Committee shall determine. Unless otherwise determined by the Committee recipients of performance awards are not required to provide consideration other than the rendering of service or the payment of any minimum amount required by law.

OTHER STOCK UNIT AWARDS

     To enable the Company and Committee to respond quickly to significant developments in applicable tax and other legislation and regulations and interpretations thereof, and to trends in executive compensation practices, the Committee shall also be authorized to grant to participants, either alone or in addition to other awards granted under the Plan, awards of stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, Common Shares or other property ("other stock unit awards"). Other stock unit awards may be issued for no cash consideration or for such minimum consideration as may be required by applicable law or for such other consideration as determined by the Committee. Common Shares (including securities convertible into Common Shares) purchased pursuant to purchase rights granted pursuant to other stock unit awards may be purchased for such consideration as the Committee shall determine, which price shall not be less than the fair market value of such stock or other securities on the date of grant.

NONASSIGNABILITY OF AWARDS

     Unless the Committee determines otherwise at the time of an award, no award granted under the LTIP shall be assigned, transferred, pledged, or otherwise encumbered by a participant, otherwise than by will, by designation of a beneficiary after death, or by the laws of descent and distribution. Each award shall be exercisable, during the participant's lifetime, only by the participant, or, if permissible under applicable law, by the participant's guardian or legal representative.

DEFERRALS OF AWARDS

     The Committee may permit participants to defer the distribution of all or part of the specified stock, cash, or other consideration in accordance with such terms and conditions as the Committee shall establish.

ADJUSTMENTS

     In the event of any change affecting the Common Shares by reason of any stock dividend, stock split, recapitalization, reorganization, merger, consolidation, spin-off, reverse stock split, exchange of shares, or similar transactions or other change in corporate structure or capitalization affecting the Common Shares or the price thereof, the Committee shall make such substitution or adjustment in the aggregate number or class of shares which may be distributed under the Plan (including the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) and in the number, class, and option price or other price of shares subject to the outstanding awards granted under the Plan as it deems to be appropriate to maintain the purpose of the original grant.

     The Committee shall be authorized to make adjustments in performance award criteria or in the terms and conditions of other awards in recognition of unusual or non-recurring events affecting the Company or its financial statements or changes in applicable laws, regulations, or accounting principles. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the LTIP or any award in the manner and to the extent it shall deem desirable to carry it into effect.

ADMINISTRATION

     The Board may amend, alter, or discontinue the LTIP, provided that no such action shall impair the rights of a participant without the participant's consent and provided that no amendment which would (i) increase the number of Common Shares reserved for the Plan (except as described under "Adjustments") or
(ii) change the class of employees eligible to participate, shall be made without shareholder approval. The Committee may amend the terms of any award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any participant without his or her consent. Determinations of fair market value under the Plan shall be made in accordance with the methods and procedures established by the Committee.

CODE SECTION 162(M) PERFORMANCE-BASED COMPENSATION

     If the Committee determines at the time restricted stock, a performance award, or other stock unit award is granted to a participant who is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such award, a "covered employee" under Section 162(m), then the Committee may provide as to such award that the lapsing of restrictions thereon and the distribution of cash, shares, or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the achievement of specified levels of one or any combination of the following: net cash provided by operating activities, earnings per share from continuing operations, operating income, revenues, gross margin, return on operating assets, return on equity, economic value added, stock price appreciation, total shareholder return, or cost control, of the Company or the affiliate or division of the Company for or within which the participant is primarily employed or such other measures as the Committee may determine to comply with the requirements of Section 162(m). Such performance goals also may be based upon the achievement of specified levels of Company performance (or performance of the applicable affiliate or division of the Company) under one or more of the measures described above relative to the performance of other corporations. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of,
Section 162(m) of the Code, or any successor provision thereof, and the regulations thereunder.

     The Plan provides that, subject to any adjustments described above, no participant may be granted Awards in any one calendar year period with respect to more than two hundred thousand (200,000) Common Shares.

CHANGE OF CONTROL

     To maintain all of the participants' rights in the event of a "change of control" of the Company, unless the Committee determines otherwise at the time of grant with respect to a particular award or the Board of Directors specifically provides otherwise:

          (i) any options and SARs outstanding as of the date such change of control is determined to have occurred, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant;

          (ii) the restrictions and deferral limitations applicable to any restricted stock shall lapse, and such restricted stock shall become free of all restrictions and limitations and become fully vested and transferable to the full extent of the original grant;

          (iii) all performance awards shall be considered to be earned and payable in full, and any deferral or other restriction shall lapse and such performance awards shall be immediately settled or distributed; and

          (iv) the restrictions and deferral limitations and other conditions applicable to any other stock awards or any other awards shall lapse, and such other stock unit awards or such other awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant.

     For purposes of the LTIP, a change of control of the Company shall mean the acquisition of 25% or more of the Common Shares by an "Acquiring Person", as defined in the LTIP.

TAX ASPECTS OF THE PLAN

     The Company believes that under present law, the following are the federal tax consequences generally arising with respect to awards granted under the LTIP. The grant of an option or SAR will create no tax consequences for an employee or the Company. The employee will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and the Company will receive no deduction when an ISO is exercised. Upon exercising an SAR or an option other than an ISO, the employee must recognize ordinary income equal to the difference between the exercise price and the fair market value of the stock on the date of exercise; the Company will be entitled to a deduction for the same amount. The treatment to an employee of a disposition of shares acquired through the exercise of an option depends on how long the shares have been held and if such shares were acquired by exercising an ISO or by exercising an option other than an ISO. Generally, there will be no tax consequence to the Company in connection with a disposition of shares acquired under an option except that the Company may be entitled to a deduction in the case of a disposition of shares acquired under an ISO before the applicable ISO holding periods have been satisfied.

     With respect to other awards granted under the Plan that are settled either in cash or in stock or other property that is either transferable or not subject to substantial risk of forfeiture, the participant must recognize ordinary income equal to the cash or the fair market value of shares or other property received; the Company will be entitled to a deduction for the same amount. With respect to awards that are settled in stock or other property that is restricted as to transferability and subject to substantial risk of forfeiture, the participant must recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier; the Company will be entitled to a deduction for the same amount.

APPROVAL RECOMMENDED

     A complete copy of the LTIP is attached as Exhibit B.

     The affirmative vote of the shareholders of a majority of the Common Shares present in person or by proxy and voting on this proposal is required to approve the 1997 Long-Term Incentive Plan. For purposes of counting votes on this proposal, abstentions, broker nonvotes and other shares not voted will not be counted as shares voted on the proposal, and the number of shares of which a majority is required will be reduced by the number of shares not voted.

     YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE WORTHINGTON INDUSTRIES, INC. 1997 LONG-TERM INCENTIVE PLAN.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table sets forth information for the fiscal years ended May 31, 1997, 1996 and 1995 as to cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to the Company's Chief Executive Officer ("CEO") and its four other most highly compensated executives (collectively, the "Named Executives").

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG-TERM
                                                                                       COMPENSATION
                                             ANNUAL COMPENSATION       --------------------------------------------
   NAME AND PRINCIPAL        YEAR ENDED     ----------------------     SECURITIES UNDERLYING         ALL OTHER
POSITION LAST FISCAL YEAR      MAY 31       SALARY($)     BONUS($)          OPTIONS(#)            COMPENSATION($)
-------------------------    ----------     ---------     --------     ---------------------     ------------------
John P. McConnell                1997        325,000      470,000              60,000                    7,069
Chairman and CEO                 1996        300,000      402,100                  --                    6,384
                                 1995        240,000      435,250              50,000                   11,038
Donal H. Malenick                1997        260,000      350,075              30,000                  396,185
President and COO                1996        260,000      332,275                  --                  445,532
                                 1995        235,000      388,950              40,000                  346,645
Pete A. Klisares                 1997        215,000      294,400              20,000                   63,342
Assistant to Chairman            1996        215,000      278,475                  --                   56,795
                                 1995        200,000      325,300              30,000                   37,367
Edward A. Ferkany                1997        175,000      252,000              20,000                   69,552
Group Vice President --          1996        175,000      239,200                  --                   73,020
Processed Steel                  1995        150,000      268,725              30,000                   59,194
William S. Dietrich*             1997        175,000      230,000                  --                       --
President-Dietrich               1996         58,333       74,000              30,000                       --
Industries, Inc.                 1995             --           --                  --                       --

*Income information provided for Mr. Dietrich with respect to the year ended May
 31, 1996 covers the period commencing February 1, 1996, which is the date on which Mr. Dietrich became an employee of the Company following the acquisition of Dietrich Industries, Inc.

     Any amounts deferred under the deferred compensation plan (see "Compensation of Directors") for the Named Executives are included in the "Bonus" column. For fiscal 1997, Messrs. Malenick, Klisares and Ferkany had $386,622, $52,804, and $59,913 respectively, in interest accrued on amounts in their Deferred Compensation Plan accounts which are included as "All Other Compensation."

     The Named Executives, except Mr. Dietrich, participate in the Company's Deferred Profit Sharing Plan (the "Deferred Plan"), together with substantially all of the other regular full-time employees of the Company except those represented by labor unions. Contributions are based on profits and are allocated quarterly to employee accounts based upon total compensation and length of service. Payments under the Deferred Plan are generally deferred until retirement, death or total and permanent disability. Allocations under the Deferred Plan for the benefit of Messrs. McConnell ($6,373), Malenick ($6,446), Klisares ($6,314), and Ferkany ($6,387) are included as "All Other Compensation."

     Also included in "All Other Compensation" are the following costs of providing term life insurance for the benefit of the Named Executives: Messrs. McConnell ($696); Malenick ($3,117); Klisares ($4,224) and Ferkany ($3,252).

GERSTENSLAGER TRANSACTION

     On February 21, 1997 the Company acquired The Gerstenslager Company ("Gerstenslager") in a tax free, stock-for-stock exchange valued at approximately $113,000,000 and accounted for as a pooling of interests transaction. Gerstenslager is a major independent producer of aftermarket automotive body panels in the United States. JDEL, Inc. (see "Security Ownership of Certain Beneficial Owners") owned 87.5% of the stock of Gerstenslager and JDEL is owned, indirectly, by John P. McConnell (Chairman and CEO of the Company), and a partnership involving John P. McConnell, John H. McConnell (Chairman Emeritus and Founder) and a trust for the benefit of their families. In connection with the transaction, Worthington received a fairness opinion from an independent investment banker and approval of the transaction by a special committee of the Company's Board of Directors comprised of independent directors.

OPTION GRANTS

     The following table sets forth information with respect to individual grants of stock options made to the Named Executives during the fiscal year ended May 31, 1997.

                                                                                   POTENTIAL REALIZABLE
                                                                                     VALUE AT ASSUMED
                                           % OF                                      ANNUAL RATES OF
                                           TOTAL                                       STOCK PRICE
                        COMMON SHARES     OPTIONS                                    APPRECIATION FOR
                         UNDERLYING         TO        EXERCISE OR                    OPTION TERM (1)
                           OPTIONS       EMPLOYEES    BASE PRICE     EXPIRATION    --------------------
         NAME            GRANTED (#)       IN FY        ($/SH)          DATE        5%($)      10%($)
         ----           -------------    ---------    -----------    ----------    -------    ---------
J. P. McConnell             60,000(2)      16.00         20.875        2/28/07     787,691    1,996,162
D. H. Malenick              30,000(2)       8.02         20.875        2/28/07     393,845      998,081
P. A. Klisares              20,000(2)       5.35         20.875        2/28/07     262,564      665,387
E. A. Ferkany               20,000(2)       5.35         20.875        2/28/07     262,564      665,387
W. S. Dietrich                  --            --             --             --          --           --

---------------

(1) The amounts reflected in this table represent certain assumed rates of appreciation only, and assume the options are held until their expiration date. Actual realized values, if any, on option exercises will be dependent upon the actual appreciation in the price of the Common Shares of the Company between the effective date and the date they are exercised. There can be no assurances that the Potential Realizable Values reflected in this table will be achieved.

(2) The options become exercisable in 20% per year increments on each anniversary of their effective date. In the event of a change in control of the Company (defined in the 1990 Stock Option Plan to mean the acquisition of 25% or more of the Common Shares by any "Acquiring Person" and a change in the composition of the Board of Directors with the effect that a majority of the directors are not "continuing directors"), unless the Board of Directors explicitly provides otherwise, all stock options which have been outstanding at least six months before the date of such change in control become fully exercisable.

OPTION EXERCISES AND HOLDINGS

     The following table sets forth information with respect to the Named Executives concerning the exercise of stock options during the fiscal year ended May 31, 1997 and unexercised stock options held as of June 1, 1997.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                               AND OPTION VALUES

                                                                                                  VALUE(1) OF UNEXERCISED
                                                                 NUMBER OF UNEXERCISED              IN-THE-MONEY OPTIONS
                              SHARES                               OPTIONS AT 6/1/97                   AT 6/1/97 ($)
                            ACQUIRED ON         VALUE         ----------------------------      ----------------------------
                             EXERCISE         REALIZED            NOT                               NOT
          NAME                  (#)              ($)          EXERCISABLE      EXERCISABLE      EXERCISABLE      EXERCISABLE
-------------------------   -----------      -----------      -----------      -----------      -----------      -----------
John P. McConnell........       -0-              -0-             30,000           80,000            -0-              -0-
Donal H. Malenick........       -0-              -0-             24,000           46,000            -0-              -0-
Pete A. Klisares.........       -0-              -0-             18,000           32,000            -0-              -0-
Edward A. Ferkany........       -0-              -0-             52,500           28,000            -0-           $375,750
William S. Dietrich......       -0-              -0-             24,000            6,000            -0-              -0-

---------------

(1) Pre-tax value based on the spread between the exercise price and the May 31, 1997 closing price of $18.50 per share.

EXECUTIVE COMPENSATION REPORT AND PERFORMANCE GRAPH

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Committee Report and the information under "COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN" shall not be incorporated by reference into any such filings.

             REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE
                           ON EXECUTIVE COMPENSATION

  General Compensation Philosophy

     A basic philosophy of Worthington Industries, Inc. is that all regular full-time, nonunion employees of the Company have a meaningful portion of their total compensation tied to the profitability of the Company. In furtherance of this philosophy, all such employees in general participate in either the Company's cash profit sharing plan or the executive cash bonus plan (the "Bonus Plan") which has been in place since the 1960's. Cash profit sharing, which covers the majority of the Company's employees, is computed as a fixed percentage of profits, and is paid quarterly.

     The Company's CEO, its other executive officers and certain other key employees, participate in the Bonus Plan. Under the Bonus Plan, bonuses paid to participants are computed as a percentage of the Company's income before taxes, but after adjustment for contributions to the Company's Deferred Profit Sharing Plan. The total amount of bonuses paid to all participants in the Bonus Plan may not exceed 15% of the Company's pre-tax income. Bonuses are paid quarterly based upon the quarterly financial results and generally account for in excess of 45% of a participant's total compensation.

  Compensation for Executives

     Since bonus payments account for such a large percentage of total compensation and since bonuses are tied to the Company's profitability, the largest variable in determining total compensation of the CEO, the executive officers, and other participants in the Bonus Plan is the profitability of the Company. However, bonuses can be adjusted, up or down, based on the individual's performance, subjectively determined by his or her supervisor, the CEO or the Compensation and Stock Option Committee (the "Committee") as appropriate.

     In setting base salaries for the CEO and the executive officers, the Committee has reviewed information regarding compensation paid by other manufacturing companies of similar size to officers with similar responsibilities. It is the Committee's intent to set base salaries at levels so that when the Company performs well, the bonus payments (which are tied to Company income) would put Company officers in the upper range of total compensation being paid to officers of comparable companies. Conversely, should the Company's performance be below that of comparable companies, total executive compensation would fall below the average compensation range.

  Performance of the CEO

     Consistent with the philosophy behind the Bonus Plan, profitability of the Company has been the primary variable in the compensation paid to John P. McConnell, the Company's CEO. In the past few years, the CEO has led the Company through significant change and positioning for the future. During the year the Company undertook a number of major strategic actions which the Committee believes will have a significant impact on the Company's future. These included three acquisitions, the formation of two new joint ventures and significant investments in new plants and equipment. Overall, the Committee was pleased with Mr. McConnell's performance. As reported in past years, the Committee believes the Company's CEO's total compensation has been below that of CEO's of comparable companies. The proposed Long-Term Incentive Plan will enable the Committee to add long-term incentive pay to the CEO's compensation package to make it more competitive with the Company's peer group, while at the same time further tying the CEO's compensation to Company performance.

  Bonuses and Stock Options

     Although the Bonus Plan is tied to current profitability, the Company has found it to provide a balance between incentives for current and long-term profitability. Since the payment is based on current year income, the incentive toward current profitability is obvious. However, since future compensation for the officers will continue to be based in large part on the Bonus Plan, the Plan also provides incentives to assure the long-term profitability of the Company.

     Long-term incentives are also provided under the Company's Stock Option Plans. The Company views stock options as particularly appropriate long-term incentives because stock options align the interests of the employee/option holder with those of the shareholder by providing value to the employee tied directly to stock price increases. Although the terms of the Company's 1990 Stock Option Plan are flexible, all options granted in the past ten years have been granted at 100% of the market value on the date of grant.

     The Company granted options to the CEO and three other Named Executives effective February 28, 1997 as shown under "Option Grants." Pricing for these options was 100% of the fair market value on their effective date. The last previous option grant to these officers was effective June 1, 1994. The Committee will continue to review the appropriate time for option grants. Among the factors which were considered for prior grants and which are likely to be considered for any new grants would be the position held by the participant in the Company, individual performance and the timing and amounts of previous grants.

  Long-Term Incentive Plan

     The Committee believes that the implementation of additional long-term incentive compensation for the Company's top executive officers, tied to sustained financial achievement, would be in the best interest of the shareholders. The Committee believes that the Company is not currently competitive with comparable companies in providing long-term compensation and that such compensation would provide appropriate incentives and rewards to the Company's top executive officers. Accordingly, the Company's 1997 Long-Term Incentive Plan ("LTIP") is recommended for adoption. Assuming approval of the LTIP, the Committee intends to seek a balance between short-term and long-term compensation by developing a long-term incentive program tied to sustained financial performance of the Company and the individual performance of the CEO and the executive team. As currently envisioned, such a program would include measurable criteria of performance for current year and multiple year achievements; annual cash, stock or stock awards for achievement of the established goals; and selective participation. The LTIP will be administered by the Committee.

  Tax Deductibility

     Section 162(m) of the Internal Revenue Code limits deductions for compensation paid to a publicly-held corporation's five most highly compensated executive officers to $1,000,000 per year per executive officer, excluding "performance based compensation" meeting certain requirements. Final regulations under Section 162(m) were issued this past year by the Internal Revenue Service for the purpose of defining provisions which compensatory plans must contain to qualify for the "performance based" exemption under Section 162(m). The Committee intends for the Company's 1990 Stock Option Plan to qualify for the exemption as "performance based compensation," and the Company has proposed the Amendment to the 1990 Stock Option Plan to so qualify the Plan for the exemption. Likewise, the Committee intends to tailor the incentive programs under the LTIP to qualify for the exemption. Since no officer's annual salary plus bonuses have approached $1,000,000, the Committee has not attempted to revise the Bonus Plan to satisfy the conditions for the exemption, but it may re-examine the matter in the event it becomes relevant.

                                    COMPENSATION AND STOCK OPTION COMMITTEE

                                    John F. Havens, Chairman
                                    John E. Fisher
                                    Robert B. McCurry
                                    Gerald B. Mitchell

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

     The following graph compares the five year cumulative return from investing $100 at May 31, 1992 in the Company's Common Shares, the S&P 500 index of companies and the S&P Industrials index of companies, with dividends assumed to be reinvested when received. The S&P Industrials index includes a broad range of manufacturers. Because of the diversity of the Company's business, it is felt that comparison with this broader index is appropriate.

        Measurement Period
      (Fiscal Year Covered)                WTHG               S&P 500           S&P INDUST.
1992                                               100                 100                 100
1993                                            130.09              111.61              108.45
1994                                            133.16              116.36              113.49
1995                                            142.82              139.86              138.17
1996                                            141.54              179.63              177.59
1997                                            132.51              232.47              226.86

                          RATIFICATION OF SELECTION OF
                              INDEPENDENT AUDITORS

     Management will present at the Annual Meeting a resolution calling for the ratification of the appointment of the firm of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending May 31, 1998. It is expected that a representative of Ernst & Young LLP will be present at the Annual Meeting and will be given the opportunity to make a statement and to respond to appropriate questions. That firm has audited the accounts of the Company since 1964.

                             SHAREHOLDER PROPOSALS

     Any shareholder of the Company who intends to submit a proposal to the Company at the next Annual Meeting of Shareholders must submit such proposal to the Company at its corporate offices not later than April 14, 1998 for inclusion in the Company's Proxy Statement and form of Proxy relating to that meeting.

                                  10-K REPORT

     Consolidated financial statements for Worthington Industries, Inc. and its subsidiaries are included in the Worthington Industries, Inc. Annual Report to Shareholders which is attached as Appendix I to this Proxy Statement. Additional copies of these statements and the Company's Annual Report on Form 10-K for the year ended May 31, 1997 (excluding exhibits, unless such exhibits have been specifically incorporated by reference therein) may be obtained from the Company's Shareholder Relations Department at 1205 Dearborn Drive, Columbus, OH 43085. The Form 10-K is also filed with the Securities and Exchange Commission, Washington, D.C. 20549.

                                 OTHER MATTERS

     Management knows of no other business which may be brought before the Annual Meeting. However, if any other matter shall properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote such Proxy in accordance with their best judgment on such matters.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED, SELF-ADDRESSED STAMPED ENVELOPE.

     By order of the Board of Directors.

                                            CHARLES D. MINOR, Secretary

Dated: August 12, 1997

                                   EXHIBIT A

                       SUMMARY OF 1990 STOCK OPTION PLAN

     The Worthington Industries, Inc. 1990 Stock Option Plan (the "1990 Plan") was approved on May 17, 1990 by the Board of Directors and approved by the Shareholders of the Company on September 20, 1990.

     The 1990 Plan is designed to promote and advance the interests of the Company and its shareholders by enabling the Company to attract, retain and reward employees and to strengthen the mutuality of interest between participants and shareholders of the Company by offering Common Shares to selected employees.

     The 1990 Plan empowers the Company to award or grant from time to time Incentive and Non-Qualified Stock Options to selected employees of the Company and its subsidiaries.

     Administration. The 1990 Plan is administered by the Compensation and Stock Option Committee of the Board of Directors (the "Committee"). The 1990 Plan provides that the Committee must consist of at least three directors of the Company not eligible to participate in the 1990 Plan. The Committee has the sole authority to construe and interpret the 1990 Plan and to make rules and regulations relating to implementation of the 1990 Plan, to select participants, to establish the terms and conditions of awards of stock options ("Awards") and to grant Awards, with broad authority to delegate responsibilities, except with respect to selection for participation of, and granting of Awards to, persons subject to Section 16(a) and 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act"). Members of the Committee are not eligible to receive awards under the 1990 Plan.

     Eligibility. All employees of the Company and its subsidiaries selected by the Committee are eligible to receive Awards under the 1990 Plan. The Company has approximately 12,000 employees. Selection of recipients of, and the nature and size of, Awards granted under the 1990 Plan is solely within the discretion of the Committee. There is no limit on the number of Common Shares in respect of which Awards may be granted to or exercised by any person except that pursuant to the Amendment, no person may be awarded options with respect to more than 100,000 shares in any one year. Stock Options may not be exercised after a participant's termination of employment except in cases of retirement, death or disability.

     Shares Subject To 1990 Plan. A total of 4,500,000 Common Shares (adjusted for stock splits) were reserved for issuance in respect of which Awards could be granted pursuant to the 1990 Plan. Such maximum number of shares available is subject to appropriate equitable adjustment in the event of a reorganization, stock split, stock dividend, combination of shares, merger, consolidation or other recapitalization of the Company.

     For the purpose of computing the total number of Common Shares available for Awards under the 1990 Plan, there shall be counted against the foregoing limitations the number of Common Shares subject to issuance upon exercise or settlement of Awards at the date of the grant of such Awards. However, if any Awards are forfeited, terminated, settled in cash, exchanged for other Awards or expire unexercised, the Common Shares theretofore subject to Awards shall again be available for future Awards. In addition, any shares received in payment of the purchase price of a Stock Option on the exercise thereof shall again be available for Awards under the 1990 Plan. The Common Shares which may be issued to participants in the 1990 Plan may be either authorized and unissued Common Shares or Common Shares reacquired by the Company. No fractional shares will be issued under the 1990 Plan.

     Exercised and Outstanding Options. As of June 1, 1997, under the 1990 Plan, options to purchase 10,950 shares had been exercised and options with respect to 1,698,050 shares were outstanding. Of those, executive officers had exercised options to purchase -0- shares and held outstanding options with respect to 416,000 shares. Information concerning options granted to and held by the Named Executives is contained in the Proxy Statement under the headings "Option Grants" and "Option Exercises and Holdings."

     On August 5, 1997 the closing price of a Common Share on the Nasdaq Stock Market was $20.13.

     Transferability. No Award granted under the 1990 Plan and no right or interest therein is transferable or assignable by a participant except by will or the laws of descent and distribution.

     Term, Amendment and Termination. The Board of Directors may amend or terminate the 1990 Plan at any time, except that the Board of Directors may not, without the approval of the shareholders, make any amendment which would increase the total number of Common Shares available for issuance (except as permitted by the 1990 Plan to reflect changes in capitalization), materially change the eligibility requirements or materially increase the benefits accruing to the participants under the 1990 Plan.

     Change in Control. In the event of a change in control of the Company (defined in the 1990 Plan to mean the acquisition of 25% or more of the Common Shares by any "Acquiring Person" and a change in the composition of the Board of Directors with the effect that a majority of the directors are not "continuing directors"), unless the Board of Directors explicitly provides otherwise, all stock options outstanding as of the date of such change in control shall be fully exercisable, subject in each case to the limitation that any such Award must have been outstanding at least six months.

     Incentive Stock Options. Options designated as Incentive Stock Options ("ISO's) within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code") could be granted in respect of up to 2,250,000 Common Shares. The number of Common Shares in respect of which ISO's are first exercisable by any participant during any calendar year shall not have a fair market value (determined at the date of grant) in excess of $100,000 or such other limit as may be imposed by the Code. ISO's shall be exercisable for such period as shall be determined by the Committee, not in excess of ten years after the date of grant. No ISO's may be granted more than ten years after the effective date of the 1990 Plan.

     Non-Qualified Stock Options. Non-Qualified Stock Options may be granted for such number of Common Shares and will be exercisable for such period or periods as the Committee shall determine.

     Option Exercise Prices. The exercise price of ISO's shall be at least 100% of the fair market value of the Common Shares on the date of grant. Non-Qualified Stock Options may be issued at such option exercise price as the Committee shall determine.

     Exercise of Options. Generally, options become exercisable as to one-fifth of the Common Shares subject to the option after each of the first through the fifth anniversaries of the date of grant of the option and remain exercisable until the expiration date of the option. However, the Committee may change this vesting schedule in its discretion. No stock option may be exercised unless the holder thereof remains in the continuous employment of the Company or one of its subsidiaries, except in cases of retirement, disability or death. Stock options may be exercisable only upon the payment in full of the applicable option price in cash, or if approved by the Committee, in Common Shares (at the fair market value thereof at the exercise date) or by surrendering outstanding Awards.

FEDERAL INCOME TAX CONSEQUENCES

     The Company believes that under present law, the following are the federal tax consequences generally arising with respect to awards granted under the 1990 Plan. The grant of an option will create no tax consequences for an employee or the Company. The employee will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and the Company will receive no deduction when an ISO is exercised. Upon exercising an option other than an ISO, the employee must recognize ordinary income equal to the difference between the exercise price and the fair market value of the stock on the date of exercise; the Company will be entitled to a deduction for the same amount. The treatment to an employee of a disposition of shares acquired through the exercise of an option depends on how long the shares have been held and if such shares were acquired by exercising an ISO or by exercising an option other than an ISO. Generally there will be no tax consequence to the Company in connection with a disposition of shares acquired under an option except that the Company may be entitled to a deduction in the case of a disposition of shares acquired under an ISO before the applicable ISO holding periods have been satisfied.

                                   EXHIBIT B

                         1997 LONG-TERM INCENTIVE PLAN

     SECTION 1. PURPOSE. The purposes of the Worthington Industries, Inc. 1997 Long-Term Incentive Plan (the "Plan") are to encourage selected key employees of Worthington Industries, Inc. and its subsidiaries (collectively the "Company") to acquire a proprietary and vested interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of share owners, and to enhance the ability of the Company to attract and retain individuals of exceptional talent upon whom, in large measure, the sustained progress, growth and profitability of the Company depends.

     SECTION 2. ADMINISTRATION. The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees of the Company to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Award to be granted to each Participant hereunder; (iii) determine the number of Shares to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provision of the Plan, of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property or canceled or suspended; (vi) determine whether, to what extent and under what circumstances cash, Shares, and other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the Participant; (vii) interpret and administer the Plan and any instrument or agreement entered into under the Plan;
(viii) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan. Decisions of the Committee shall be final, conclusive and binding upon all persons, including the Company, any Participant, any shareholder, and any employee of the Company. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

     SECTION 3. DURATION OF, AND SHARES SUBJECT TO PLAN.

     (a) Term. The Plan shall remain in effect until terminated by the Board, provided, however, that no Incentive Stock Option may be granted more than ten
(10) years after the Effective Date of the Plan.

     (b) Shares Subject to the Plan. The maximum number of Shares in respect of which Awards may be granted under the Plan, subject to adjustment as provided in
Section 3(c) of the Plan, is 4,500,000 Shares. Notwithstanding the foregoing, in no event shall more than 1,000,000 Shares be cumulatively available for Awards of Incentive Stock Options under the Plan and provided further that no Participant may be granted Awards in any one calendar year with respect to more than two hundred thousand (200,000) Shares.

     For the purpose of computing the total number of Shares available for Awards under the Plan, there shall be counted against the foregoing limitations the number of Shares subject to issuance upon exercise or settlement of Award as of the dates on which such Awards are granted. Shares which were previously subject to Awards shall again be available for Awards under the Plan if any such Awards are forfeited, terminated, expire unexercised, settled in cash or property other than Shares or exchanged for other Awards (to the extent of such forfeiture, termination or expiration of such Awards), or if the Shares subject thereto can otherwise no longer be issued. Further, any Shares which are used as full or partial payment to the Company by a Participant of the purchase price of Shares upon exercise of a Stock Option shall again be available for Awards under the Plan.

     Shares which may be issued under the Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company. No fractional shares shall be issued under the Plan.

     (c) Changes in Shares. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, reverse stock split, spin off, exchange of shares or similar transaction or other change in corporate structure or capitalization affecting the Shares or the price thereof, such adjustments and other substitutions shall be made to the Plan and to Awards as the Committee in its sole discretion deems equitable or appropriate, including without limitation such adjustments in the aggregate number, class and kind of Shares which may be delivered under the Plan, in the aggregate or to any one Participant, in the number, class, kind and option or exercise price of Shares subject to outstanding Options, Stock Appreciation Rights or other Awards granted under the Plan, and in the number, class and kind of Shares subject to, Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate in its sole discretion, provided that the number of Shares or other securities subject to any Award shall always be a whole number.

     SECTION 4. ELIGIBILITY. Any Employee (excluding any member of the Committee) shall be eligible to be selected as a Participant.

     SECTION 5. STOCK OPTIONS. Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option granted under the Plan shall be evidenced by an Award Agreement in such form as the Committee may from time to time approve. Any such Option shall be subject to the following terms and conditions and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable. The provisions of Options need not be the same with respect to each recipient.

     (a) Option Price. The purchase price per Share purchasable under an Option shall be determined by the Committee in its sole discretion; provided that such purchase price shall not be less than the Fair Market Value of the Share on the date of the grant of the Option.

     (b) Option Period. The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Incentive Stock Option shall be exercisable after the expiration of ten years from the date the Option is granted.

     (c) Exercisability. Options shall be exercisable at such time or times as determined by the Committee at or subsequent to grant. Unless other determined by the Committee at or subsequent to grant, no Incentive Stock Option shall be exercisable during the year ending on the day before the first anniversary date of the granting of the Incentive Stock Option.

     (d) Method of Exercise. Subject to the other provisions of the Plan and any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the option price in such form or forms, including, without limitation, payment by delivery of cash, Shares or other consideration (including, where permitted by law and the Committee, Awards) having a Fair Market Value on the exercise date equal to the total option price, or by any combination of cash, Shares and other consideration as the Committee may specify in the applicable Award Agreement.

     (e) Incentive Stock Options. In accordance with rules and procedures established by the Committee, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options held by any Participant which are exercisable for the first time by such Participant during any calendar year under the Plan (and under any other benefit plans of the Company or of any parent or subsidiary corporation of the Company) shall not exceed $100,000 or, if different, the maximum limitation in effect at the time of grant under

Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder. The terms of any Incentive Stock Option granted hereunder shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder.

     SECTION 6. STOCK APPRECIATION RIGHTS. Stock Appreciation Rights may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan and may, but need not, relate to a specific Option granted under Section 5. The provisions of Stock Appreciation Rights need not be the same with respect to each recipient. Any Stock Appreciation Right related to a Nonstatutory Stock Option may be granted at any time thereafter before exercise or expiration of such Option. Any Stock Appreciation Right related to an Incentive Stock Option must be granted at the same time such Option is granted. In the case of any Stock Appreciation Right related to any Option, the Stock Appreciation Right or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of Shares covered by a related Option shall not be reduced until the exercise or termination of the related Option exceeds the number of shares not covered by the Stock Appreciation Right. Any Option related to any Stock Appreciation Right shall no longer be exercisable to the extent the related Stock Appreciation Right has been exercised. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

     SECTION 7.  RESTRICTED STOCK.

     (a) Issuance. Restricted Stock Awards may be issued hereunder to Participants either alone or in addition to other Awards granted under the Plan, for such consideration as determined by the Committee in its sole discretion and the Committee may issue such Awards for no consideration or for such minimum consideration as may be required by applicable law. Restricted Stock Awards shall contain such limitations, terms and conditions and other provisions as determined by the Committee in its sole discretion. The provisions of Restricted Stock Awards need not be the same with respect to each recipient.

     (b) Registration. Any Restricted Stock issued hereunder may be evidenced in such manner as the Committee in its sole discretion shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares of Restricted Stock awarded under the Plan, such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award.

     (c) Forfeiture. Except as otherwise determined by the Committee at the time of grant, upon termination of employment for any reason during the restriction period, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant and reacquired by the Company, for the purchase price paid by the Participant or such other consideration (or no consideration) as set by the Committee as part of the terms and conditions of the Award, provided that except as provided in Section 11, in the event of a Participant's retirement, permanent disability, other termination of employment or death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all remaining restrictions with respect to such Participant's shares of Restricted Stock. Unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be issued to the grantee after the period of forfeiture, as determined or modified by the Committee, shall expire.

     SECTION 8. PERFORMANCE AWARDS. Performance Awards may be issued hereunder to Participants, either alone or in addition to other Awards granted under the Plan, for such consideration as determined by the Committee, in its sole discretion, and the Committee may issue such Awards for no consideration or for such minimum consideration as may be required by applicable law. The performance criteria to be achieved during any Performance Period, the length of the

Performance Period and the other terms and conditions and provisions with respect to the Award shall be determined by the Committee upon the grant of each Performance Award. Except as provided in Section 10, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property or any combination thereof, in the sole discretion of the Committee at the time of payment. The performance levels to be achieved for each Performance Period and the amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period. The maximum value of the property, including cash, that may be paid or distributed to any Participant pursuant to a grant of Performance Units made in any one calendar year shall be $2,500,000. The provisions of Performance Awards need not be the same with respect to each recipient.

     SECTION 9.  OTHER STOCK UNIT AWARDS.

     (a) Stock and Administration. Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property ("Other Stock Unit Awards") may be granted hereunder to Participants, either alone or in addition to other Awards granted under the Plan. Other Stock Unit Awards may be paid in Shares, cash or any other form of property as the Committee shall determine.

     (b) Terms and Conditions.  Other Stock Unit Awards granted under this
Section 9 may be issued for such consideration as determined by the Committee in its sole discretion, and the Committee may issue such Awards for no consideration or for such minimum consideration as may be required by applicable law. Shares (including securities convertible into Shares) purchased pursuant to a purchase right awarded under this Section 9 shall be purchased for such consideration as the Committee shall in its sole discretion determine, which shall not be less than the Fair Market Value of such Shares or other securities as of the date such purchase right is awarded. The terms and conditions and other provisions with respect to Other Stock Unit Awards shall be determined by the Committee. The provisions of Other Stock Unit Awards need not be the same with respect to each recipient.

     SECTION 10.  CHANGE IN CONTROL PROVISIONS.

     (a) Impact of Event. Notwithstanding any other provision of the Plan to the contrary, but subject to the provisions of Section 10(d), in the event of a Change in Control:

          (i) Any Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant; provided, that in the case of a Participant holding a Stock Appreciation Right who is actually subject to
     Section 16(b) of the Exchange Act, such Stock Appreciation Right shall not become fully vested and exercisable unless it shall have been outstanding for at least six months at the date such Change in Control is determined to have occurred.

          (ii) The restrictions and deferral limitations applicable to any Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and limitations and become fully vested and transferable to the full extent of the original grant.

          (iii) All Performance Awards shall be considered to be earned and payable in full, and any deferral or other restriction shall lapse and such Performance Awards shall be immediately settled or distributed.

          (iv) The restrictions and deferral limitations and other conditions applicable to any Other Stock Unit Awards or any other Awards shall lapse, and such Other Stock Unit Awards or such other Awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant.

     (b) Change in Control Cash-Out. Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the "Exercise Period"), if the Committee shall determine at, or at any time after the time of grant, a Participant holding an Option shall have the right, whether or not the Option is fully exercisable and in lieu of the payment of the Purchase Price for the Shares being purchased under the Option and by giving notice to the Company, to elect (within the Exercise Period) to surrender all or part of the Option to the Company and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Change in Control Price per Share on the date of such election shall exceed the purchase price per Share under the Option (the "Spread") multiplied by the number of Shares granted under the Option as to which the right granted under this Section 10(b) shall have been exercised; provided, that if the Change in Control is within six months of the date of grant of a particular Option held by a Participant who is an officer or director of the Company and is subject to Section 16(b) of the Exchange Act, no such election shall be made by such Participant with respect to such Option prior to six months from the date of grant. However, if the end of such 60-day period from and after a Change-in-Control is within six months of the date of grant of an Option held by a Participant who is an officer or director of the Company and is subject to Section 16(b) of the Exchange Act, such Option (unless theretofore exercised) shall be canceled in exchange for a cash payment to the Participant, effected on the day which is six months and one day after the date of grant of such Option, equal to the Spread multiplied by the number of Shares granted under the Option.

     (c) Pooling Transaction. Notwithstanding any other provision of this Plan, if any right granted pursuant to this Plan would make a Change in Control transaction ineligible for pooling-of-interests accounting under APB No. 16 that (after giving effect to any other actions taken to cause such transaction to be eligible for such pooling-of-interests accounting treatment) but for the nature of such grant would otherwise be eligible for such accounting treatment, the Committee shall have the ability to substitute for the cash payable pursuant to such right Shares with a Fair Market Value equal to the cash that would otherwise be payable pursuant thereto.

     (d) Provisions not Applicable. The provisions of this Section 10 shall not apply (i) if the Committee determines at the time of grant that such Section shall not apply or (ii) to any Change in Control when expressly provided otherwise by a three-fourths vote of the Whole Board, but only if a majority of the members of the Board then in office and acting upon such matters shall be Continuing Directors.

     SECTION 11.  CODE SECTION 162(M) PROVISIONS.

     (a) Applicability. Notwithstanding any other provision of this Plan, if the Committee determines at the time Restricted Stock, a Performance Award or an Other Stock Unit Award is granted to a Participant that such Participant is, or is likely to be at the time he or she recognizes income for federal income tax purposes in connection with such Award a Covered Employee then the Committee may provide that this Section 11 is applicable to such Award.

     (b) Performance Goals. If an Award is subject to this Section 11, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of one or any combination of the following: specified levels of earnings per share from continuing operations, operating income, revenues, gross margin, return on operating assets, return on equity, economic value added, stock price appreciation, total stockholder return (measured in terms of stock price appreciation and dividend growth), or cost control, of the Company or an Affiliate or division of the Company for or within which the Participant is primarily employed, or such other measures as the Committee may determine to comply with the requirements of Section 162(m) of the Code and the regulations thereunder. Such Performance Goals also may be based upon the attaining specified levels of performance under one or more of the measures described above relative to the performance of other corporations. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code and the regulations thereunder.

     (c) Limitations on Adjustments. Notwithstanding any provision of this Plan other than Section 10, with respect to any Award that is subject to this Section 11, the Committee may not adjust upwards the amount payable pursuant to such Award, nor may it waive the achievement of the applicable performance goals except in the case of the death or disability of the Participant.

     (d) Other Restrictions. The Committee shall have the power to impose such other restrictions on Awards subject to this Section 11 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for "performance-based compensation" within the meaning of Section 162 (m)(4)(B) of the Code or any successor thereto.

     SECTION 12. AMENDMENTS AND TERMINATIONS. The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of an Optionee or Participant under an Award theretofore granted, without the optionee's or Participant's consent, or that without the approval of the Stockholders would:

     (a) except as is provided in Section 3(c) of the Plan, increase the total number of shares reserved for the purpose of the Plan; or

     (b) change the employees or class of employees eligible to participate in the Plan.

     The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without his consent.

     SECTION 13.  GENERAL PROVISIONS.

     (a) No Assignment. Unless the Committee determines otherwise at the time the Award is granted, no Award, and no Shares subject to Awards described in
Section 9 which have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, except by will or by the laws of descent and distribution; provided that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary to exercise the rights of the Participant with respect to any Award upon the death of the Participant. Each Award shall be exercisable, during the Participant's lifetime, only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative.

     (b) Term of Awards. The term of each Award shall be for such period of months or years from the date of its grant as may be determined by the Committee; provided that in no event shall the term of any Incentive Stock Option or any Stock Appreciation Right related to any Incentive Stock Option exceed a period of ten (10) years from the date of its grant.

     (c) No Right to Award. No Employee or Participant shall have any claim to be granted any Award under the Plan and there is no obligation for uniformity of treatment of Employees or Participants under the Plan.

     (d) Written Agreement Required. The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have executed an agreement or other instrument evidencing the Award and delivered a fully executed copy thereof to the Company, and otherwise complied with the then applicable terms and conditions.

     (e) Adjustments. Except as provided in Section 11, the Committee shall be authorized to make adjustments in Performance Award criteria or in the terms and conditions of other Awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry it into effect. In the event the Company shall assume outstanding employee benefit awards or the right or obligation to make future awards in connection with the acquisition of another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.

     (f) Cancellations and Forfeitures. The Committee shall have full power and authority to determine whether, to what extent, and under what circumstances, any Award shall be canceled or suspended. In particular, but without limitation, all outstanding Awards to any Participant shall be canceled if the Participant, without the consent of the Committee, while employed by the Company or after termination of such employment becomes associated with, employed by, renders services to, or owns any interest in (other than any nonsubstantial interest, as determined by the Committee), any business that is in competition with the Company or with any business in which the Company has a substantial interest as determined by the Committee.

     In the event a Participant terminates his or her employment with the Company for any reason whatsoever, and within eighteen (18) months after the date thereof becomes associated with, employed by, renders services to, or owns any interest in (other than any nonsubstantial interest, as determined by the Committee), any business that is in competition with the Company or with any business in which the Company has a substantial interest as determined by the Committee, the Committee, in its sole discretion, may require such Participant to return to the Company the economic value of any Award which is realized or obtained (measured at the date of exercise) by such Participant at any time during the period beginning on that date which is six months prior to the date of such Participant's termination of employment with the Company.

     (g) Securities Laws Restrictions. No Shares shall be issued under the Plan unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable Federal and state securities laws. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (h) Deferrals. The Committee shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred. Subject to the provisions of this Plan and any Award Agreement, the recipient of an Award (including, without limitation, any deferred Award) may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, interest or dividends, or interest or dividend equivalents, with respect to the number of shares covered by the Award, as determined by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested.

     (i) Payment Requirements. Except as otherwise required in any applicable Award Agreement or by the terms of the Plan, recipients of Awards under the Plan shall not be required to make any payment or provide consideration other than the rendering of services.

     (j) Withholding. The Company shall be authorized to withhold from any Award granted or payment due under the Plan the amount of withholding taxes due in respect of an Award or payment hereunder and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Committee shall be authorized to establish procedures for election by Participants to satisfy such withholding taxes by delivery of, or directing the Company to retain Shares.

     (k) Other Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is otherwise required, and such arrangements may be either generally applicable or applicable only in specific cases.

     (l) Applicable Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable Federal law.

     (m) Invalid Provisions. If any provision of this Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

     (n) Foreign Nationals. Awards may be granted to Employees who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company's obligation with respect to tax equalization for Employees on assignments outside their home country.

     (o) No Right to Employment. Neither the adoption of the Plan nor the granting of any Award shall confer upon any employee of the Company any right to continued employment with the Company, nor shall it interfere in any way with the right of the Company to terminate the employment of any of its employees at any time, with or without cause.

     (p) Treatment as Compensation for Other Purposes. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination indemnity or severance pay law of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company unless expressly so provided by such other plan or arrangements, or except where the Committee expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive annual cash compensation. Awards under the Plan may be made in combination with or in tandem with, or as alternatives to, grants, awards or payments under any other Company plans. The Plan notwithstanding, the Company may adopt such other compensation programs and additional compensation arrangements as it deems necessary to attract, retain and reward employees for their service with the Company.

     Section 14. EFFECTIVE DATE OF THE PLAN. The Plan shall be effective on the Effective Date.

     Section 15. DEFINITIONS. As used in the Plan, the following terms shall have the meanings set forth below:

          (a) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Performance Share, Performance Unit, Dividend Equivalent, Other Stock Unit Award, or any other right, interest, or option relating to Shares granted pursuant to the provisions of the Plan.

          (b) "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award granted by the Committee hereunder.

          (c) "Board" shall mean the Board of Directors of Worthington Industries, Inc.

          (d) "Change in Control" shall mean the following:

             (i) A Change in Control shall have occurred when any Acquiring Person (other than (i) Worthington or any Worthington Subsidiary, (ii) any employee benefit plan of the Company or any trustee of or fiduciary with respect to any such plan when acting in such capacity, or (iii) any person who, on the Effective Date of the Plan, is an Affiliate of this Company and owning in excess of ten percent (10%) of the outstanding shares of the Company and the respective successors, executors, legal representatives, heirs and legal assigns of such person), alone or together with its Affiliates and Associates, has acquired or obtained the right to acquire the beneficial ownership of twenty-five percent (25%) or more of the Shares then outstanding.

             (ii) "Acquiring Person" means any person (any individual, firm, corporation or other entity) who or which, together with all Affiliates and Associates, has acquired or obtained the right to acquire the beneficial ownership of twenty-five percent (25%) or more of the Shares then outstanding.

             (iii) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

             (iv) "Continuing Director" means any person who was a member of the Board on the Effective Date of the Plan or thereafter elected by the shareholders or appointed by the Board prior to the date as of which the acquiring Person became a Substantial Shareholder (as such term is defined in Article Six of the Company's Certificate of Incorporation) or, a person designated (before his initial election or employment as a director) as a Continuing Director by three-fourths of the Whole Board, but only if a majority of the Whole Board shall then consist of Continuing Directors.

             (v) "Whole Board" means the total number of directors which the Company would have if there were no vacancies.

          (e) "Change in Control Price Per Share" shall mean the highest price per Share (i) paid by the Acquiring Person in connection with the transactions that results in the Change in Control; or (ii) paid or offered by the Acquiring Person, to acquire other Shares in excess of 1% of the outstanding shares, at any time after the change in control and before the Participant exercises his election under Section 10(b).

          (f) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

          (g) "Committee" shall mean the Compensation and Stock Option Committee of the Board, composed of no fewer than three directors, each of whom is a Disinterested Person and an "outside director" within the meaning of
     Section 162(m) of the Code.

          (h) "Company" shall mean Worthington Industries, Inc., a Delaware corporation, and its subsidiaries, direct or indirect. Subsidiaries of the Company shall include any entity of which the Company owns 50% or more.

          (i) "Covered Employee" shall mean a "covered employee" within the meaning of Section 162(m)(3) of the Code.

          (j) "Disinterested Person" shall have the meaning set forth in Rule 16b-3(d)(3) promulgated by the Securities and Exchange Commission under the Exchange Act or any successor definition adopted by the Securities and Exchange Commission.

          (k) "Dividend Equivalent" shall mean any right granted pursuant to
     Section 14(h) hereof.

          (l) "Effective Date" shall mean September 18, 1997.

          (m) "Employee" shall mean any salaried employee of the Company. Unless otherwise determined by the Committee in its sole discretion, for purposes of the Plan, an Employee shall be considered to have terminated employment and to have ceased to be an Employee if his or her employer ceases to be a subsidiary of Worthington, even if he or she continues to be employed by such employer.

          (n) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

          (o) "Fair Market Value" shall mean, with respect to any property, the fair market value of such property determined pursuant to the regulations issued under Section 422 of the Code or by such other methods or procedures as shall be established from time to time by the Committee.

          (p) "Incentive Stock Option" shall mean an Option granted under
     Section 5 hereof that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

          (q) "Nonstatutory Stock Option" shall mean an Option granted under
     Section 5 hereof that is not intended to be an Incentive Stock Option.

          (r) "Option" shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

          (s) "Other Stock Unit Award" shall mean any right granted to a Participant by the Committee pursuant to Section 9 hereof.

          (t) "Participant" shall mean an Employee who is selected by the Committee to receive an Award under the Plan.

          (u) "Performance Award" shall mean any Award of Performance Shares or Performance Units pursuant to Section 8 hereof.

          (v) "Performance Period" shall mean that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goal specified by the Committee with respect to such Award are to be measured.

          (w) "Performance Share" shall mean any grant pursuant to Section 8 hereof of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, Shares, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

          (x) "Performance Unit" shall mean any grant pursuant to Section 8 hereof of a unit valued by reference to a designated amount of property other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, Shares, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

        (y) "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, limited liability company, other entity or government or political subdivision thereof.

          (z) "Restricted Stock" shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge, or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including, without limitation, any restriction on the right to vote such Share, and the right to receive any cash dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

          (aa) "Restricted Stock Award" shall mean an award of Restricted Stock under Section 7 hereof.

          (bb) "Shares" shall mean the shares of common stock, $.01 par value, of the Company and such other securities of the Company as the Committee may from time to time determine.

          (cc) "Stock Appreciation Right" shall mean any right granted to a Participant pursuant to Section 6 hereof to receive, upon exercise by the Participant, the excess of (i) the Fair Market Value of one Share on the date of exercise or, if the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before the date of exercise over (ii) the grant price of the right on the date of grant, or if granted in connection with an outstanding Option on the date of grant of the related Option, as specified by the Committee in its sole discretion, which, other than in the case of substitute awards, shall not be less than the Fair Market Value of one Share on such date of grant of the right or the related Option, as the case may be. Any payment by the Company in respect of such right may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine.

          (dd) "Worthington" shall mean Worthington Industries, Inc., a Delaware corporation.

                        [WORTHINGTON INDUSTRIES LOGO]

                      THE ANNUAL MEETING OF SHAREHOLDERS
                                 WILL BE HELD
                  THURSDAY, SEPTEMBER 18, 1997 AT 2:00 P.M.


                            WORTHINGTON INDUSTRIES
                               TRAINING CENTER
                              905 DEARBORN DRIVE
                                COLUMBUS, OHIO


                                 DETACH HERE

[X] Please mark
    votes as in
    this example

    All Proxies previously given by the undersigned are hereby revoked. This Proxy will be voted as specified. Unless otherwise specified, this Proxy will be voted FOR Proposal Nos. 1,2,3 and 4.


    1. The election of five directors, each for a term of three years,    2. To approve an Amendment to the     FOR  AGAINST ABSTAIN
       expiring in 2000. Nominees: Charles R. Carson, William S.             Worthington Industries, Inc. 1990  [ ]    [ ]     [ ]
       Dietrich, John E. Fisher, John F. Havens, and Charles D. Minor.       Stock Option Plan.

                                               MARK HERE                  3. To approve the Worthington
          FOR                 WITHHELD       IF YOU PLAN                     Industries, Inc. Long-Term         [ ]    [ ]     [ ]
          ALL    [ ]     [ ]  FROM ALL         TO ATTEND [ ]                 Incentive Plan.
        NOMINEES              NOMINEES       THE MEETING
                                                                          4. Ratification of the selection of
                                               MARK HERE                     the firm of Ernst & Young LLP as   [ ]    [ ]     [ ]
       [ ]                                   FOR ADDRESS [ ]                 auditors for the current fiscal
          -------------------------------     CHANGE AND                     year.
          For all Nominees as Noted Above     NOTE BELOW
                                                                          5. In their discretion, the Proxies are authorized to
                                                                             vote upon such other business as may properly come
                                                                             before the meeting and any adjournments thereof.

                                                                          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                                                                          DIRECTORS OF THE COMPANY. PLEASE SIGN ON THE LINE BELOW
                                                                          AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                                          Please sign your name exactly as it appears on this Proxy.
                                                                          Executors, administrators, trustees, guardians, attorneys
                                                                          and agents should give their full titles. If shareholder
                                                                          is a corporation, sign in full corporate name by
                                                                          authorized officer.

                                                                          If any changes are required to your address, please cross
                                                                          through the current information and print the new
                                                                          information. The new address will be used by the Transfer
                                                                          Agent for all future communications, including proxies
                                                                          and dividend checks.

Signature:                                    Date:              Signature:                                Date:
          -----------------------------------      -------------           --------------------------------     -----------------

                                 DETACH HERE

                         WORTHINGTON INDUSTRIES, INC.
                                    PROXY

P

R

O The undersigned hereby constitutes and appoints John P. McConnell, Donal H. Malenick and Charles D. Minor, or any of them, the proxies of the
X undersigned to vote at the Annual Meeting of Shareholders of Worthington Industries, Inc. (the "Company") to be held at the Worthington Industries
Y Training Center, 905 Dearborn Drive, Columbus, Ohio on September 18, 1997 at 2:00 P.M. and at any adjournments thereof, all of the shares of Common Stock of the Company which the undersigned is entitled to vote at such meeting or any adjournments thereof.


                                                                    -----------
                                                                    SEE REVERSE
                         CONTINUED AND TO BE SIGNED ON REVERSE SIDE    SIDE
                                                                    -----------